UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

enCore Energy Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41489	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 N. Shoreline Blvd. Suite 450,
Corpus Christi, TX	78401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (361) 239-5449

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	EU	The Nasdaq Stock Market LLC TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 21, 2025, a subsidiary of enCore Energy Corp. (the “Company”) entered into an Amendment No. 2 to the Uranium Loan Agreement (the “Amendment”) with Boss Energy Limited (“Boss Energy”) which, effective February 26, 2025, amends the Uranium Loan Agreement, dated December 5, 2023, (as amended by Amendment No. 1 dated January 31, 2024, the “Agreement”) to revise the schedule of Repayment (as defined in the Agreement) of the Oustandings (as defined in the Agreement) as follows:

1.	On or before February 26, 2025, the Company must pay to Boss Energy 118,000 pounds of Outstandings at $100.54 per pound in cash, which includes 18,000 pounds of Outstandings as interest;
2.	On or before June 27, 2025, the Company must pay Boss Energy an additional 100,000 pounds of Outstandings at $100.54 per pound plus interest; and
3.

No later than March 15, 2025, Boss Energy must notify the Company of its election to be paid back in Loan Material (as defined in the Agreement), in cash, or in a combination thereof for the Outstandings due on or before June 27, 2025.

The Amendment also included updated redelivery and repayment methods.

The Company and Boss Energy are engaged in a joint venture at the Company’s Alta Mesa In-Situ Recovery Uranium Project and Central Processing Plant (the “Alta Mesa Project”) in South Texas.

Item 7.01. Regulation FD Disclosure.

On February 27, 2025, the Company issued a press release to announce that it has filed four technical report summaries (individually, a “TRS” and collectively, the “TRSs”) on EDGAR for the South Texas Integrated Properties Project in Texas (the “South Texas Project”), the Gas Hills Uranium Project in Wyoming, the Alta Mesa Project and the Mesteña Grande Uranium Project in Texas. The press release is incorporated by reference into this Current Report on Form 8-K as Exhibit 99.1, and furnished to, and not filed with, the Securities and Exchange Commission (“SEC”) pursuant to General Instruction B.2 of Form 8-K.

Item 8.01. Other Events.

On February 27, 2025, the Company issued a TRS for each of: the South Texas Project, the Gas Hills Uranium Project, the Alta Mesa Uranium Project and the Mesteña Grande Uranium Project. Each of the TRSs were prepared in accordance with Subpart 1300 of Regulation S-K of the Securities Act of 1933 as promulgated by the SEC. A copy of each TRS and the related qualified person consents are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
23.1	Consent of Christopher McDowell, P.G.
23.2	Consent of Ray Moores, P.E.
23.3	Consent of SOLA Project Services, LLC
96.1	Technical Report Summary on the South Texas Integrated Uranium Projects, Texas, USA, dated February 13, 2025 and effective as of December 31, 2024.
96.2	Technical Report on the Gas Hills Uranium Project, Fremont and Natrona Counties, Wyoming, USA, dated February 4, 2025 and effective as of December 31, 2024.
96.3	Technical Report Summary on the Alta Mesa Uranium Project, Brooks County, Texas, USA, dated February 19, 2025 and effective as of December 31, 2024.
96.4	Technical Report Summary Initial Assessment on the Mesteña Grande Uranium Project, Brooks and Jim Hogg Counties, Texas, USA, dated February 19, 2025 and effective as of December 31, 2024.
99.1*	Press Release dated February 27, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* This Exhibit is intended to be furnished to, and not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY CORP.

	By:	/s/ Robert Willette
Robert Willette
Chief Legal Officer
Dated: February 27, 2025